EXHIBIT 99.1

For Immediate Release	Contact: John A. Stiles
John A. Stiles & Associates, L.L.C.
314-994-0560

     AuthentiDate Holding Corp. Announces
Receipt Of Additional Funding And
Earnings Release Date and Conference Call

Schenectady, NY—September 24, 2003—AuthentiDate Holding Corp. (NASDAQ: ADAT) announced today it has received an additional $500,000 from the sale of its common stock and warrants to an accredited investor in a transaction exempt from the registration provisions of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act and/or Regulation D. The investor, who previously purchased convertible debentures from the Company in May 2003, agreed to a 12 month “lock up” obligation covering all the securities issued.

The Company stated that the proceeds from the financing will be used to support the continued growth of the AuthentiDate technology as well as for general corporate purposes. The per share purchase price and the exercise price of the warrant is $3.00.

These securities have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the securities act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the securities act and in accordance with applicable state securities law.

The Company also announced that it will report financial results for its fourth quarter and fiscal year on Monday, September 29, 2003 after the close of the regular trading session.

The Company stated that management would hold a conference call with investors at 4:30 p.m. EST on Monday, September 29, 2003. The dial-in number for the call is 888-368-4536. A replay of the call will be available one hour upon the completion of the call and will be accessible until 6:30 p.m. EST on Friday, October 3, 2003. Investors wishing to listen to the replay can access it at 800-633-8284, reservation number 21161611.

About AuthentiDate Holding Corp.

AuthentiDate Holding Corp. (AHC) is the holding company of five business units; DocStar, AuthentiDate International AG, AuthentiDate, Inc., DJS Marketing Group/Computer Professionals International and Trac Medical Solutions, Inc. DocStar sells a complete line of proprietary document imaging products. AuthentiDate and AuthentiDate AG provide the authentication of digital data through its proprietary and patent pending technology. AuthentiDate intends to establish itself as the authority on “content security” as it is a growing sector of the electronic network security infrastructure market. DJS delivers professional services centered around technology systems integration projects, staff augmentation, out-tasking, outsourcing services and resells computer related products. Trac Medical uses the AuthentiDate service in the medical supply business.

This press release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Act of 1934. When used in this release, the words “believe,” “anticipate,” “think,” “intend,” “plan,” “will be,” “expect,” and similar expressions identify such forward-looking statements. Such statements regarding future events and/or the future financial performance of The Company are subject to certain risks and uncertainties, which could cause actual events or the actual future results of the Company to differ materially from any forward-looking statement. Such risks and uncertainties include, among other things, the availability of any needed financing, the Company’s ability to implement its business plan for various applications of its technologies, the impact of competition, the management of growth, and the other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

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